UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22795

                      First Trust Intermediate Duration Preferred & Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2019

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments
January 31, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES – 20.4%
	Banks – 3.4%
85,593	Banc of California, Inc., Series E	7.00%	(a)	$2,123,562
197,943	Bank of America Corp., Series HH (b)	5.88%	(a)	4,988,164
210,000	Citizens Financial Group, Series D (c)	6.35%	(a)	5,344,500
149,642	FNB Corp. (b) (c)	7.25%	(a)	4,172,019
864,211	GMAC Capital Trust I, Series 2, 3 Mo. LIBOR + 5.79% (b) (d)	8.40%	02/15/40	22,564,549
145,046	Synovus Financial Corp., Series D (b) (c)	6.30%	(a)	3,637,754
44,878	Valley National Bancorp, Series A (c)	6.25%	(a)	1,175,804
98,964	Wintrust Financial Corp., Series D (b) (c)	6.50%	(a)	2,855,111
				46,861,463
	Capital Markets – 1.4%
211,494	Apollo Global Management, LLC, Series B (b)	6.38%	(a)	5,132,959
145,201	Apollo Investment Corp. (b)	6.88%	07/15/43	3,715,694
3,067	Ares Management Corp., Series A	7.00%	(a)	82,226
388,704	Morgan Stanley, Series F (b) (c)	6.88%	(a)	10,495,008
				19,425,887
	Diversified Telecommunication Services – 1.3%
302,222	Qwest Corp. (b)	6.88%	10/01/54	7,147,550
134,426	Qwest Corp. (b)	7.00%	02/01/56	3,359,306
135,804	Qwest Corp.	6.50%	09/01/56	2,860,032
200,000	Qwest Corp.	6.75%	06/15/57	4,378,000
				17,744,888
	Electric Utilities – 0.3%
73,257	PPL Capital Funding, Inc., Series B	5.90%	04/30/73	1,844,611
59,233	Southern (The) Co.	6.25%	10/15/75	1,551,313
				3,395,924
	Equity Real Estate Investment Trusts – 1.4%
150,000	Colony Capital, Inc., Series E (b)	8.75%	(a)	3,849,000
193,100	Farmland Partners, Inc., Series B, steps up 10/01/24 to 10.00% (e)	6.00%	(a)	4,593,849
91,002	Global Net Lease, Inc., Series A	7.25%	(a)	2,143,097
114,430	Urstadt Biddle Properties, Inc., Series H (b)	6.25%	(a)	2,771,495
250,000	VEREIT, Inc., Series F (b)	6.70%	(a)	6,285,000
				19,642,441
	Food Products – 2.6%
824,835	CHS, Inc., Series 2 (b) (c)	7.10%	(a)	21,627,174
546,059	CHS, Inc., Series 3 (b) (c)	6.75%	(a)	13,842,595
				35,469,769
	Insurance – 3.9%
54,323	Allstate Corp., Series E	6.63%	(a)	1,378,174
193,648	AmTrust Financial Services, Inc.	7.25%	06/15/55	3,049,956
210,480	AmTrust Financial Services, Inc.	7.50%	09/15/55	3,340,318
33,401	AmTrust Financial Services, Inc., Series F	6.95%	(a)	287,583
59,196	Aspen Insurance Holdings Ltd.	5.63%	(a)	1,382,227
552,385	Delphi Financial Group, Inc., 3 Mo. LIBOR + 3.19% (b) (d)	5.81%	05/15/37	12,773,903
428,412	Enstar Group Ltd., Series D (b) (c)	7.00%	(a)	10,898,801
158,193	Global Indemnity Ltd. (b)	7.75%	08/15/45	3,939,006
190,380	Global Indemnity Ltd. (b)	7.88%	04/15/47	4,890,862
121,506	Maiden Holdings North America Ltd.	7.75%	12/01/43	2,217,484
19,685	National General Holdings Corp.	7.63%	09/15/55	479,330
133,133	National General Holdings Corp., Series C	7.50%	(a)	2,640,027
107,835	PartnerRe Ltd., Series G (b)	6.50%	(a)	2,787,535
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$25 PAR PREFERRED SECURITIES (Continued)
	Insurance (Continued)
225,000	Phoenix Cos., Inc.	7.45%	01/15/32	$3,667,500
				53,732,706
	Mortgage Real Estate Investment Trusts – 1.6%
327,579	Annaly Capital Management, Inc., Series F (b) (c)	6.95%	(a)	8,271,370
121,000	Invesco Mortgage Capital, Inc., Series B (b) (c)	7.75%	(a)	3,086,710
207,000	Two Harbors Investment Corp., Series B (b) (c)	7.63%	(a)	5,150,160
220,000	Two Harbors Investment Corp., Series C (b) (c)	7.25%	(a)	5,291,000
				21,799,240
	Multi-Utilities – 2.9%
221,976	Algonquin Power & Utilities Corp. (b) (c)	6.88%	10/17/78	5,935,638
124,764	CMS Energy Corp. (b)	5.88%	10/15/78	3,245,423
732,571	Integrys Holding, Inc. (b) (c)	6.00%	08/01/73	18,552,361
350,000	Just Energy Group, Inc., Series A (c)	8.50%	(a)	6,667,500
200,000	NiSource, Inc., Series B (b) (c)	6.50%	(a)	5,476,000
				39,876,922
	Oil, Gas & Consumable Fuels – 0.4%
148,780	Enbridge, Inc., Series B (b) (c)	6.38%	04/15/78	3,749,256
15,235	Energy Transfer Operating L.P., Series C (c)	7.38%	(a)	365,487
56,761	Energy Transfer Operating L.P., Series D (c)	7.63%	(a)	1,404,835
				5,519,578
	Thrifts & Mortgage Finance – 0.7%
379,159	New York Community Bancorp, Inc., Series A (b) (c)	6.38%	(a)	9,710,262
	Wireless Telecommunication Services – 0.5%
262,545	United States Cellular Corp. (b)	7.25%	12/01/64	6,616,134
	Total $25 Par Preferred Securities			279,795,214
	(Cost $286,026,383)
$100 PAR PREFERRED SECURITIES – 3.7%
	Banks – 3.7%
80,000	AgriBank FCB (c) (f)	6.88%	(a)	8,360,000
179,000	CoBank ACB, Series F (b) (c) (f)	6.25%	(a)	18,437,000
82,220	CoBank ACB, Series G (b) (f)	6.13%	(a)	8,328,886
54,250	CoBank ACB, Series H (b) (c) (f)	6.20%	(a)	5,452,125
102,000	Farm Credit Bank of Texas (b) (c) (g)	6.75%	(a)	10,659,000
	Total $100 Par Preferred Securities			51,237,011
	(Cost $50,893,846)
$1,000 PAR PREFERRED SECURITIES – 5.4%
	Banks – 3.9%
3,557	CoBank ACB, 3 Mo. LIBOR + 1.18% (d) (g)	3.79%	(a)	2,151,985
30,859	Farm Credit Bank of Texas, Series 1 (b) (f)	10.00%	(a)	34,562,080
15,364	Sovereign Real Estate Investment Trust (g)	12.00%	(a)	17,059,341
				53,773,406
	Diversified Financial Services – 0.9%
12,000	Compeer Financial ACA (b) (c) (g)	6.75%	(a)	12,300,000
	Oil, Gas & Consumable Fuels – 0.6%
8,500	Kinder Morgan GP, Inc., 3 Mo. LIBOR + 3.90% (d) (g)	6.54%	08/18/57	7,926,479
	Total $1,000 Par Preferred Securities			73,999,885
	(Cost $80,128,868)
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares	Description	Stated Rate	Stated Maturity	Value
$1,000,000 PAR PREFERRED SECURITIES – 1.1%
	Banks – 1.1%
12	FT Real Estate Securities Co., Inc. (g) (h) (i)	9.50%	(a)	$15,137,616
	(Cost $15,990,000)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES – 109.2%
	Automobiles – 1.4%
$4,700,000	General Motors Financial Co., Inc., Series A (c)	5.75%	(a)	4,037,183
16,400,000	General Motors Financial Co., Inc., Series B (b) (c)	6.50%	(a)	14,538,190
				18,575,373
	Banks – 54.6%
16,300,000	Australia & New Zealand Banking Group Ltd. (b) (c) (j) (k)	6.75%	(a)	16,845,561
6,800,000	Banco Bilbao Vizcaya Argentaria S.A. (c) (k)	6.13%	(a)	5,999,096
8,000,000	Banco Mercantil del Norte S.A. (c) (j) (k)	7.63%	(a)	7,976,000
12,200,000	Banco Santander S.A. (b) (c) (k)	6.38%	(a)	11,986,768
14,426,000	Bank of America Corp., Series DD (b) (c)	6.30%	(a)	15,547,189
7,900,000	Bank of America Corp., Series X (b) (c)	6.25%	(a)	8,325,297
23,867,000	Bank of America Corp., Series Z (b) (c)	6.50%	(a)	25,715,380
40,000	Barclays Bank PLC (j)	10.18%	06/12/21	45,315
5,200,000	Barclays PLC (c) (k)	7.75%	(a)	5,189,158
35,136,000	Barclays PLC (b) (c) (k)	7.88%	(a)	36,672,322
2,000,000	BNP Paribas S.A. (c) (j) (k)	7.38%	(a)	2,079,560
29,774,000	BNP Paribas S.A. (b) (c) (j) (k)	7.63%	(a)	31,361,401
9,500,000	BPCE S.A. (b) (c) (j)	12.50%	(a)	10,046,250
6,000,000	Citigroup, Inc. (b) (c)	5.95%	(a)	5,985,000
5,000,000	Citigroup, Inc., Series O (b) (c)	5.88%	(a)	5,039,225
25,000,000	Citigroup, Inc., Series R (b) (c)	6.13%	(a)	25,389,625
3,500,000	Citizens Financial Group, Inc., Series C (b) (c)	6.38%	(a)	3,445,663
25,000,000	CoBank ACB, Series I (b) (c) (f)	6.25%	(a)	25,906,250
11,125,000	Cooperatieve Rabobank UA (b) (c) (j)	11.00%	(a)	11,514,375
24,600,000	Credit Agricole S.A. (b) (c) (j) (k)	7.88%	(a)	25,859,815
32,500,000	Credit Agricole S.A. (b) (c) (j) (k)	8.13%	(a)	35,305,400
14,180,000	Danske Bank A.S. (b) (c) (k)	6.13%	(a)	12,496,125
3,450,000	Farm Credit Bank of Texas, Series 3 (b) (c) (j)	6.20%	(a)	3,384,347
16,500,000	HSBC Holdings PLC (b) (c) (k)	6.38%	(a)	16,586,212
3,000,000	HSBC Holdings PLC (c) (k)	6.38%	(a)	2,950,005
9,400,000	HSBC Holdings PLC (b) (c) (k)	6.88%	(a)	9,782,768
13,920,000	ING Groep N.V. (b) (c) (k)	6.50%	(a)	13,617,936
10,000,000	ING Groep N.V. (b) (c) (k)	6.88%	(a)	10,254,110
27,300,000	Intesa Sanpaolo S.p.A. (b) (c) (j) (k)	7.70%	(a)	25,041,744
8,384,000	JPMorgan Chase & Co., Series I, 3 Mo. LIBOR + 3.47% (b) (d)	6.22%	(a)	8,446,670
20,000,000	JPMorgan Chase & Co., Series S (b) (c)	6.75%	(a)	21,572,900
5,580,000	JPMorgan Chase & Co., Series V (b) (c)	5.00%	(a)	5,559,075
18,000,000	Lloyds Bank PLC (b) (c) (j)	12.00%	(a)	21,715,434
18,150,000	Lloyds Bank PLC (b) (c)	12.00%	(a)	21,896,396
27,313,000	Lloyds Banking Group PLC (b) (c) (k)	7.50%	(a)	27,859,260
12,000,000	Lloyds Banking Group PLC (b) (c) (k)	7.50%	(a)	12,167,700
5,363,000	Nordea Bank Abp (c) (k)	6.13%	(a)	5,126,143
1,600,000	Nordea Bank Abp (c) (j) (k)	6.13%	(a)	1,529,336
23,400,000	Royal Bank of Scotland Group PLC (b) (c) (k)	8.00%	(a)	24,534,900
31,050,000	Royal Bank of Scotland Group PLC (b) (c) (k)	8.63%	(a)	33,136,560
34,600,000	Societe Generale S.A. (b) (c) (j) (k)	7.38%	(a)	35,828,300
2,000,000	Societe Generale S.A. (c) (k)	7.38%	(a)	2,071,000
15,250,000	Societe Generale S.A. (b) (c) (j) (k)	7.88%	(a)	15,643,831
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Banks (Continued)
$65,000	Standard Chartered PLC (c)	7.01%	(a)	$67,125
12,400,000	Standard Chartered PLC (b) (c) (j) (k)	7.50%	(a)	12,927,000
7,500,000	Standard Chartered PLC (c) (j) (k)	7.75%	(a)	7,829,813
825,000	Standard Chartered PLC (c) (k)	7.75%	(a)	861,279
3,400,000	Swedbank AB (c) (k)	6.00%	(a)	3,402,118
29,746,000	UniCredit S.p.A. (b) (c) (k)	8.00%	(a)	27,318,250
16,000,000	UniCredit S.p.A. (b) (c) (j)	5.86%	06/19/32	14,342,352
21,500,000	Wells Fargo & Co., Series K, 3 Mo. LIBOR + 3.77% (b) (d)	6.56%	(a)	21,634,375
12,670,000	Zions Bancorp NA, Series J (b) (c)	7.20%	(a)	13,187,379
				749,005,093
	Capital Markets – 4.6%
5,100,000	Credit Suisse Group AG (c) (j) (k)	7.25%	(a)	5,056,523
17,079,000	Credit Suisse Group AG (b) (c) (j) (k)	7.50%	(a)	18,163,107
7,875,000	Credit Suisse Group AG (c) (k)	7.50%	(a)	8,374,873
12,000,000	Credit Suisse Group AG (b) (c) (j) (k)	7.50%	(a)	12,250,020
3,350,000	UBS Group Funding Switzerland AG (c) (k)	7.00%	(a)	3,551,000
15,000,000	UBS Group Funding Switzerland AG (b) (c) (k)	7.13%	(a)	15,322,230
				62,717,753
	Consumer Finance – 0.4%
6,200,000	American Express Co., Series C (b) (c)	4.90%	(a)	6,147,145
	Diversified Financial Services – 0.3%
3,904,000	Voya Financial, Inc. (b) (c)	5.65%	05/15/53	3,796,640
	Diversified Telecommunication Services – 1.6%
20,000,000	Koninklijke KPN N.V. (b) (c) (j)	7.00%	03/28/73	20,729,500
1,000,000	Koninklijke KPN N.V. (b) (c)	7.00%	03/28/73	1,036,475
				21,765,975
	Electric Utilities – 6.8%
40,086,000	Emera, Inc., Series 16-A (b) (c)	6.75%	06/15/76	40,946,847
42,128,000	Enel S.p.A. (b) (c) (j)	8.75%	09/24/73	45,287,600
6,500,000	Southern (The) Co., Series B (b) (c)	5.50%	03/15/57	6,470,360
				92,704,807
	Energy Equipment & Services – 1.8%
24,800,000	Transcanada Trust, Series 16-A (b) (c)	5.88%	08/15/76	24,246,340
	Food Products – 4.9%
9,000,000	Dairy Farmers of America, Inc. (b) (g)	7.13%	(a)	8,405,775
14,488,000	Land O’Lakes Capital Trust I (b) (g)	7.45%	03/15/28	15,302,950
10,000,000	Land O’Lakes, Inc. (b) (j)	7.25%	(a)	9,875,000
33,000,000	Land O’Lakes, Inc. (b) (j)	8.00%	(a)	34,237,500
				67,821,225
	Independent Power and Renewable Electricity Producers – 1.6%
9,850,000	AES Gener S.A. (c) (j)	8.38%	12/18/73	10,091,325
12,150,000	AES Gener S.A. (c)	8.38%	12/18/73	12,447,675
				22,539,000
	Insurance – 20.8%
9,600,000	AG Insurance S.A. (b) (c)	6.75%	(a)	9,625,661
5,350,000	American International Group, Inc., Series A-9 (b) (c)	5.75%	04/01/48	5,010,141
8,918,000	Asahi Mutual Life Insurance Co. (c)	6.50%	(a)	8,739,301
3,839,000	Asahi Mutual Life Insurance Co. (b) (c)	7.25%	(a)	3,887,966
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Par Amount	Description	Stated Rate	Stated Maturity	Value
CAPITAL PREFERRED SECURITIES (Continued)
	Insurance (Continued)
$16,975,000	Assurant, Inc. (b) (c)	7.00%	03/27/48	$16,405,913
39,700,000	Catlin Insurance Co., Ltd., 3 Mo. LIBOR + 2.98% (b) (d) (j)	5.74%	(a)	38,269,807
10,600,000	CNP Assurances (b) (c)	6.88%	(a)	10,761,979
12,500,000	Dai-Ichi Life Insurance (The) Co., Ltd. (b) (c) (j)	7.25%	(a)	13,415,250
8,134,000	Everest Reinsurance Holdings, Inc., 3 Mo. LIBOR + 2.39% (b) (d)	5.00%	05/15/37	7,169,674
15,300,000	Fortegra Financial Corp. (c) (g)	8.50%	10/15/57	15,838,943
1,000,000	Fukoku Mutual Life Insurance Co. (c)	6.50%	(a)	1,062,520
9,400,000	Hartford Financial Services Group (The), Inc., 3 Mo. LIBOR + 2.13% (b) (d) (j)	4.74%	02/12/47	8,050,865
25,616,000	La Mondiale SAM (b) (c)	7.63%	(a)	25,887,683
12,665,000	Liberty Mutual Group, Inc. (b) (j)	7.80%	03/15/37	14,313,920
2,000,000	Liberty Mutual Group, Inc. (b) (c)	10.75%	06/15/58	2,902,950
5,000,000	Liberty Mutual Group, Inc., 3 Mo. LIBOR + 2.91% (b) (d) (j)	5.69%	03/15/37	4,757,225
25,000,000	Mitsui Sumitomo Insurance Co., Ltd. (b) (c) (j)	7.00%	03/15/72	26,900,625
3,000,000	Nationwide Financial Services Capital Trust (b) (f)	7.90%	03/01/37	3,158,134
9,800,000	Nationwide Financial Services, Inc. (b)	6.75%	05/15/37	10,010,455
24,300,000	QBE Insurance Group Ltd. (b) (c) (j)	7.50%	11/24/43	26,158,342
20,250,000	QBE Insurance Group Ltd. (b) (c)	6.75%	12/02/44	21,064,556
8,130,000	Sumitomo Life Insurance Co. (b) (c) (j)	6.50%	09/20/73	8,761,904
3,800,000	VIVAT N.V. (c)	6.25%	(a)	3,742,240
				285,896,054
	Metals & Mining – 2.3%
28,500,000	BHP Billiton Finance USA Ltd. (b) (c) (j)	6.75%	10/19/75	30,928,913
	Multi-Utilities – 0.8%
5,150,000	CenterPoint Energy, Inc., Series A (b) (c)	6.13%	(a)	5,154,300
5,500,000	NiSource, Inc. (b) (c) (j)	5.65%	(a)	5,302,908
				10,457,208
	Oil, Gas & Consumable Fuels – 5.9%
8,000,000	DCP Midstream L.P., Series A (b) (c)	7.38%	(a)	7,571,800
1,465,000	DCP Midstream Operating L.P. (c) (j)	5.85%	05/21/43	1,267,225
28,243,000	Enbridge Energy Partners L.P., 3 Mo. LIBOR + 3.80% (b) (d)	6.59%	10/01/37	28,384,215
5,400,000	Enbridge, Inc. (b) (c)	5.50%	07/15/77	4,929,824
14,700,000	Enbridge, Inc. (b) (c)	6.25%	03/01/78	13,968,649
7,000,000	Enbridge, Inc., Series 16-A (b) (c)	6.00%	01/15/77	6,720,203
20,700,000	Energy Transfer Operating L.P., 3 Mo. LIBOR + 3.02% (b) (d)	5.56%	11/01/66	16,767,000
2,000,000	Enterprise Products Operating LLC, 3 Mo. LIBOR + 2.78% (d)	5.52%	06/01/67	1,840,000
				81,448,916
	Transportation Infrastructure – 1.4%
19,817,000	AerCap Global Aviation Trust (b) (c) (j)	6.50%	06/15/45	19,337,825
	Total Capital Preferred Securities			1,497,388,267
	(Cost $1,539,377,729)
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES – 0.7%
	Insurance – 0.7%
$10,000,000	AmTrust Financial Services, Inc. (b)	6.13%	08/15/23	$8,808,786
	(Cost $9,967,495)

Total Investments – 140.5%	1,926,366,779
(Cost $1,982,384,321) (l)
Outstanding Loan – (42.7)%	(585,000,000)
Net Other Assets and Liabilities – 2.2%	30,087,648
Net Assets – 100.0%	$1,371,454,427

Interest Rate Swap Agreements:
Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	01/23/25	$165,000,000	1.786%	$5,782,970

(1)	The Fund pays the fixed rate and receives the floating rate. The floating rate on January 31, 2019 was 2.512%.

(a)	Perpetual maturity.
(b)	All or a portion of this security serves as collateral on the outstanding loan.
(c)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at January 31, 2019. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(d)	Floating rate security.
(e)	Step-up security. A security where the coupon increases or steps up at a predetermined date.
(f)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC (the “Sub-Advisor”).
(g)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2019, securities noted as such are valued at $15,137,616 or 1.1% of net assets.
(i)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments).
(j)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2019, securities noted as such amounted to $632,431,218 or 46.1% of net assets.
(k)	This security is a contingent convertible capital security which may be subject to conversion into common stock of the issuer under certain circumstances. At January 31, 2019, securities noted as such amounted to $542,957,224 or 27.8% of managed assets. Of these securities, 1.5% originated in emerging markets, and 98.5% originated in foreign markets.
(l)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $28,144,872 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $78,379,444. The net unrealized depreciation was $50,234,572. The amounts presented are inclusive of derivative contracts.
See Notes to Portfolio of Investments

First Trust Intermediate Duration Preferred & Income Fund (FPF)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
$25 Par Preferred Securities:
Insurance	$ 53,732,706	$ 37,003,720	$ 16,728,986	$ —
Multi-Utilities	39,876,922	21,324,561	18,552,361	—
Other industry categories*	186,185,586	186,185,586	—	—
$100 Par Preferred Securities*	51,237,011	—	51,237,011	—
$1,000 Par Preferred Securities*	73,999,885	—	73,999,885	—
$1,000,000 Par Preferred Securities*	15,137,616	—	—	15,137,616
Capital Preferred Securities*	1,497,388,267	—	1,497,388,267	—
Corporate Bonds and Notes*	8,808,786	—	8,808,786	—
Total Investments	1,926,366,779	244,513,867	1,666,715,296	15,137,616
Interest Rate Swap Agreement	5,782,970	—	5,782,970	—
Total	$ 1,932,149,749	$ 244,513,867	$ 1,672,498,266	$ 15,137,616

*	See Portfolio of Investments for industry breakout.
Level 3 Par Preferred Securities are fair valued using broker quotes and are footnoted in the Portfolio of Investments. These values are based on unobservable and non-quantitative inputs.
The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.
Beginning Balance at October 31, 2018
$1,000,000 Par Preferred Securities	$14,552,328
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation	585,288
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at January 31, 2019
$1,000,000 Par Preferred Securities	15,137,616
Total Level 3 holdings	$15,137,616
There was a net change of $585,288 in unrealized appreciation (depreciation) from Level 3 investments held as of January 31, 2019.
See Notes to Portfolio of Investments

Notes to Portfolio of Investments
First Trust Intermediate Duration Preferred & Income Fund (FPF)
January 31, 2019 (Unaudited)
1. Organization
First Trust Intermediate Duration Preferred & Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FPF on the New York Stock Exchange (“NYSE”).
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”
2. Valuation and Investment Practices
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Corporate bonds, notes, capital preferred securities, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as

Notes to Portfolio of Investments (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
January 31, 2019 (Unaudited)
provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Notes to Portfolio of Investments (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
January 31, 2019 (Unaudited)
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2019, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Par Amount/Shares	Current Price	Carrying Cost	Value	% of Net Assets
CoBank ACB, 3.79%	3/29/18	3,557	$605.00	$2,409,868	$2,151,985	0.16%
Compeer Financial ACA, 6.75%	5/29/13 - 7/31/15	12,000	1,025.00	12,105,000	12,300,000	0.90
Dairy Farmers of America, Inc., 7.13%	9/15/16	9,000,000	93.40	9,000,000	8,405,775	0.61
Farm Credit Bank of Texas, 6.75%	7/16/13 - 1/29/19	102,000	104.50	10,226,500	10,659,000	0.78
Fortegra Financial Corp., 8.50%, 10/15/57	10/12/17 - 3/12/18	$15,300,000	103.52	15,344,485	15,838,943	1.15
FT Real Estate Securities Co., Inc., 9.50%	6/15/16	12	1,641,468.00	15,990,000	15,137,616	1.10
Kinder Morgan GP, Inc., 6.54%,08/18/57	3/21/17 - 6/20/17	8,500	932.53	7,765,000	7,926,479	0.58
Land O’Lakes Capital Trust I, 7.45%, 03/15/28	6/6/14 - 7/7/17	$14,488,000	105.63	15,081,158	15,302,950	1.12
Sovereign Real Estate Investment Trust, 12.00%	6/11/13 - 3/22/16	15,364	1,110.35	20,231,885	17,059,341	1.24
				$108,153,896	$104,782,089	7.64%
D. Swap Agreements
The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum equity price risk to meet its future payments under swap agreements outstanding at January 31, 2019 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.
The Fund held interest rate swap agreements at January 31, 2019. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Notes to Portfolio of Investments (Continued)
First Trust Intermediate Duration Preferred & Income Fund (FPF)
January 31, 2019 (Unaudited)
3. Derivative Transactions
The average notional value of interest rate swaps was $165,000,000 for the fiscal year-to-date period (November 1, 2018 to January 31, 2019).

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Intermediate Duration Preferred & Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date:	March 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 25, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 25, 2019

* Print the name and title of each signing officer under his or her signature.

.